July 31, 2012

DREYFUS SELECT MANAGERS SMALL CAP VALUE FUND

Supplement to Prospectus
dated April 1, 2012

The following information supplements and supersedes any contrary information contained in the sections of the fund's prospectus entitled "Fund Summary – Portfolio Management" and "Fund Details – Goal and Approach" and " – Management – Subadvisers":

The fund's board has approved Kayne Anderson Rudnick Investment Management, LLC (Kayne) as an additional subadviser to the fund, effective August 15, 2012 (the Effective Date).

As of the Effective Date, the fund's assets will be allocated among seven subadvisers – Lombardia Capital Partners, LLC (Lombardia), Neuberger Berman Management LLC (Neuberger Berman), Walthausen & Co., LLC (Walthausen), Thompson, Siegel & Walmsley, LLC (TS&W), Iridian Asset Management LLC (Iridian), Vulcan Value Partners, LLC (Vulcan), and Kayne.  The target percentage of the fund's assets to be allocated over time to the subadvisers is approximately 25% to Lombardia, 15% to Neuberger Berman, 15% to Walthausen, 15% to TS&W, 10% to Iridian, 10% to Vulcan, and 10% to Kayne.  The target percentage of the fund's assets to be allocated to Kayne, and any modification to the target percentage of the fund's assets currently allocated to the other subadvisers, will occur over time.  Subject to board approval, the fund may hire, terminate or replace subadvisers and modify material terms and conditions of subadvisory arrangements without shareholder approval.  The percentage of the fund's assets allocated to a subadviser may be adjusted by up to 20% of the fund's assets without the approval of the fund's board.

Kayne uses a fundamental, bottom-up, research-driven investment process in seeking to identify high-quality companies that possess solid investment-grade balance sheets, that generate positive cash flow, and whose securities are trading at attractive valuations.  Kayne's research philosophy is founded on the principle that internal fundamental research is, in its view, essential in order to make sound, long-term investment decisions.  As part of its research process, Kayne looks at a company from a three-tiered perspective involving qualitative, financial, and valuation analyses.  Qualitative analysis assesses the company's long-term market positioning in terms of market structure and prospects, business model, and competitive advantages.  The sustainability of the business model is continuously evaluated by Kayne in light of changing business conditions.  In addition, Kayne evaluates management's strategies, financial goals, track record, and shareholder value orientation.  Financial analysis involves an historical examination of the company's income statement, cash flow statement, balance sheet, and associated ratios on an absolute and peer relative basis.  Valuation analysis determines the current and potential value of each company in the investable universe.  Kayne also employs a variety of proprietary models to establish the value of a business under base, best, and worst-case scenarios.  Kayne's sell discipline seeks to dispose of holdings that, among other things, achieve their target price, or are the subject of negative developments individually or as an industry, or as necessary to provide funding to upgrade and improve portfolio holdings or meet diversification requirements.

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Kayne, 1800 Avenue of the Stars, Second Floor, Los Angeles, California 90067, was established (through its predecessor firm) in 1984 and is a wholly-owned subsidiary of Virtus Investment Partners, Inc.  Robert Schwarzkopf, CFA is the Chief Investment Officer of Kayne and is responsible for the day-to-day management of the portion of the fund's portfolio that is managed by Kayne along with Craig Stone and Julie Kutasov, each of whom is a portfolio manager and senior research analyst at Kayne.  Messrs. Schwarzkopf and Stone and Ms. Kutasov joined Kayne in 1991, 2000 and 2001, respectively.  As of April 30, 2012, Kayne had approximately $6.7 billion in assets under management.

July 31, 2012

DREYFUS SELECT MANAGERS SMALL CAP VALUE FUND

Supplement to Statement of Additional Information
dated September 1, 2011, as revised or amended October 1, 2011,
January 1, 2012, February 1, 2012, April 1, 2012, and May 1, 2012

The following information supplements and supersedes any contrary information contained in the Fund's Statement of Additional Information:

The Manager has engaged Kayne Anderson Rudnick Investment Management, LLC ("Kayne" and, together with Lombardia, Walthausen, TS&W, Neuberger Berman, Iridian, and Vulcan, the "Sub-Advisers") to serve as an additional subadviser to the Fund, and to provide day-to-day management of that portion of the Fund's assets allocated to Kayne, effective August 15, 2012.

Kayne is a California limited liability company founded in 1995.  Kayne is located at 1800 Avenue of the Stars, Second Floor, Los Angeles, California 90067.  Kayne, the predecessor firm of which was formed in 1984, is a wholly-owned subsidiary of Virtus Investment Partners, Inc. ("Virtus"), a publicly traded multi-manager asset management business, located at 100 Pearl Street, Hartford, Connecticut 06103.  As of April 30, 2012, Kayne had approximately $6.7 billion in assets under management.  Robert Schwarzkopf, CFA, Craig Stone and Julie Kutasov are responsible for the day-to-day management of the portion of the Fund's portfolio that is managed by Kayne.

Portfolio Manager Compensation — Kayne.  Kayne's compensation structure includes a base salary, an incentive bonus opportunity and a benefits package.

Base Salary.  Kayne pays each of its portfolio managers a fixed base salary, which is designed to be competitive in light of the individual's experience and responsibilities.  Kayne management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus.  Incentive bonus pools at Kayne are based upon individual firm profits and in some instances overall Virtus profitability.  Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures established at the beginning of each calendar year.  Performance of the fund managed is measured over one-, three- and five-year periods.  Generally, an individual manager's participation is based on the performance of the funds/accounts managed as weighted roughly by total assets in each of these funds/accounts.  In certain instances, comparison of portfolio risk factors to peer or index risk factors, as well as achievement of qualitative goals, also may be components of the individual payment potential.  The short-term incentive payment is generally paid in cash, but a portion may be made in Virtus Restricted Stock Units.

Other Benefits.  Portfolio managers at Kayne also are eligible to participate in broad-based plans offered generally to employees of Virtus and its affiliates, including 401(k), health and other employee benefit plans.

While portfolio manager compensation contains a performance component, this component is adjusted by Kayne to reward investment personnel for managing within the stated framework and for not taking unnecessary risk.  Kayne believes that this approach ensures that investment personnel remain focused on managing and acquiring securities that correspond to a fund's mandate and risk profile and are discouraged from taking on more risk and unnecessary exposure to chase performance for personal gain.  Kayne believes that it has appropriate controls in place to handle any potential conflicts that may result from a substantial portion of portfolio manager compensation being tied to performance.

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Additional Information About the Portfolio Managers.  The following table lists the number and types of other accounts advised by Messrs. Schwarzkopf and Stone and Ms. Kutasov, the Fund's primary portfolio managers responsible for the day-to-day management of the portion of the Fund's portfolio that is managed by Kayne, and assets under management in those accounts as of April 30, 2012:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Other Pooled Investment Vehicles	Assets Managed	Other Accounts	Assets Managed
Robert Schwarzkopf (Kayne)	5	$866 million	0	N/A	533	$2.257 billion
Craig Stone (Kayne)	4	$508 million	0	N/A	316	$1.345 billion
Julie Kutasov (Kayne)	3	$506 million	0	N/A	287	$1.293 billion

None of the accounts managed by the portfolio managers is subject to a performance-based advisory fee.

As of the date of this Supplement, none of the portfolio managers beneficially owned any shares of the Fund.

Conflicts of Interest — Kayne.  There may be certain inherent conflicts of interest that arise in connection with the portfolio managers' management of the Fund's investments and the investments of any other accounts they manage.  Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, and any soft dollar arrangements that Kayne may have in place that could benefit the Fund and/or such other accounts.  Kayne has informed the Manager and the Fund that it works to ensure that all clients are treated fairly in the execution of orders and allocation of trades, and has established trading policies and procedures designed to limit conflicts of interest between the Fund and other accounts managed by Kayne.